Securities Act File No. 333-51202

                              PILGRIM MUTUAL FUNDS

                        Supplement dated January 25, 2001
                    to the Proxy Statement/Prospectus for the
        Special Meeting of Shareholders Scheduled for February 23, 2001,
                     Relating to the Reorganizations of the

                       Pilgrim Emerging Markets Value Fund
                      (a series of Pilgrim Mayflower Trust)
                                       and
                     Pilgrim Worldwide Emerging Markets Fund
           (a series of Pilgrim Worldwide Emerging Markets Fund, Inc.)
                                      into
                         Pilgrim Emerging Countries Fund
                       (a series of Pilgrim Mutual Funds)
                   (Collectively, the "Funds," each a "Fund")


1. Effective immediately, the following disclosure will replace the disclosure under "INTRODUCTION" on page one of the Proxy Statement/Prospectus:

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Emerging Countries Fund that you should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the Prospectus included herewith (the "Pilgrim Prospectus") dated November 1, 2000, and the Statement of Additional Information ("SAI") for Emerging Markets Value Fund and Emerging Countries Fund dated November 1, 2000, and for Worldwide Emerging Markets Fund dated July 31, 2000, which may be obtained, without charge, by calling 1-800-992-0180. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for Emerging Countries Fund dated October 31, 2000, is incorporated herein by reference. You may receive a copy of the most recent annual report for any of the Funds, without charge, by calling 1-800-992-0180. An SAI dated January 19, 2001, containing additional information about the Reorganizations and the parties thereto, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the SAI relating to the Reorganizations is available upon request and without charge by calling 1-800-992-0180.

2. Effective immediately, the following disclosure will replace the disclosure under the Average Annual Total Returns table on page 10 of the Proxy Statement/Prospectus:

     For a discussion by the investment adviser regarding the performance of Emerging Countries Fund for the year ended October 31, 2000, see Appendix A to this Proxy Statement/Prospectus. Additional information about Emerging Countries Fund is included in Appendix D to this Proxy
     Statement/Prospectus.

3. Effective immediately, the following disclosure will replace the third paragraph under Tax Considerations on page 18 of the Proxy
     Statement/Prospectus:

     As of October 31, 2000, Worldwide Emerging Markets Fund had accumulated capital loss carryforwards of approximately $11,424,744. As of October 31, 2000, Emerging Countries Fund had accumulated capital loss carryforwards of approximately $48,415,929. Emerging Markets Value Fund did not have any capital loss carryforwards as of October 31, 2000. After the

     Reorganizations, the losses of Emerging Countries Fund will be available to Emerging Countries Fund to offset its capital gains. Also, after the Reorganizations, the losses of Worldwide Emerging Markets Fund will be available to Emerging Countries Fund to offset its capital gains, although the amount of these losses, which may offset Emerging Countries Fund's future capital gains in any given year will be limited. As a result of this limitation, it is possible that Emerging Countries Fund may not be able to use losses as rapidly as it might have had the Reorganizations not occurred, and part of these losses may not be useable at all. The ability of Emerging Countries Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of Emerging Countries Fund's capital loss carryforwards or those of Worldwide Emerging Markets Fund currently are available only to pre-Reorganization shareholders of those Funds. After the Reorganizations, however, these benefits will inure to the benefit of all post-Reorganization shareholders of Emerging Countries Fund.

4. Effective immediately, the following disclosure will replace the disclosure in "APPENDIX A" of the Proxy Statement/Prospectus:

     Set forth below is an excerpt from Emerging Countries Fund's (the "Fund") Annual Report, dated October 31, 2000, regarding the Fund's performance, including a report from the adviser to the Fund - ING Pilgrim Investments.

     PORTFOLIO MANAGEMENT TEAM: Richard Saler, Portfolio Manager; Philip Schwartz, Portfolio Manager

     GOAL: The Fund seeks to invest at least 65% of its assets in securities of issues located in at least three countries with emerging securities markets. In selecting stocks, the Advisor uses a "bottom-up" fundamental analysis to indentify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable.

     MARKET OVERVIEW: It was a difficult year for emerging market equities. The MSCI Emerging Market Free Index declined 8.81%. Among the worst performing markets were Indonesia (-57%), Philippines (-49%), and Thailand (-43%). Latin America fared much better than Asia as Brazil gained 39% and Mexico advanced 18%. Part of the dismal returns in Asia can be attributed to weak currencies, political unrest, and a slowing of economic reform. Latin America benefitted from a strong US economy and progress on economic and political reform.

     PERFORMANCE: For the year ended October 31, 2000, the Fund's Class A shares excluding sales charges, declined 0.55% versus a decline of 8.81% for the MSCI EMF Index. For the year ended October 31, 2000, the Fund's Class Q shares declined 0.36% versus a decline of 8.81% for the MSCI EMF Index.

     PORTFOLIO SPECIFICS: Performance was aided by a relatively large weighing in Latin America. However, poorly performing technology and telecommunication shares pulled returns lower. Defensive stocks such as Israel's Teva Pharmaceutical were among the highest returning stocks in the portfolio. Other strong performers included Mexico's Grupo Televisa and Tubos de Acero de Mexico.

     MARKET OUTLOOK: After a long period of underperformance, emerging markets appear to offer excellent long term value. Downside risk also appears limited due to cheap currencies and a lack of speculative excess in most developing economies. The major risk to emerging market stocks would be a further spike in oil prices or a hard US economic landing. Long term investors may want to ignore this short term noise and add to quality companies which are now selling at attractive price levels. Asian markets such as Korea and Taiwan look particularly inviting after the steep declines suffered by many leading global companies.

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

                               CLASSES A, B AND C

                                         11/28/94    10/95    10/96    10/97    10/98    10/99   10/31/00
                                          -------    -----    -----    -----    -----    -----   --------
Pilgrim Emerging Countries Fund
  Class A With Sales Charge                 9,427    9,617   11,641   13,267    9,825   13,637     13,562
Pilgrim Emerging Countries Fund
  Class A Without Sales Charge             10,000   10,202   12,348   14,074   10,422   14,466     14,387
MSCI EMF Index                             10,000    8,501    9,052    8,284    5,717    9,010      7,540

                                     CLASS Q

                                          8/31/95    10/95    10/96    10/97    10/98    10/99   10/31/00
                                          -------    -----    -----    -----    -----    -----   --------
Pilgrim Emerging Countries Fund Class Q    10,000    9,520   11,552   13,235    9,901   13,781     13,732
MSCI EMF Index                             10,000    9,572   10,192    9,328    6,437    9,310      8,490

                                                            Average Annual Total Returns
                                                       for the periods ended October 31, 2000
                                       ----------------------------------------------------------------------
                                                          Since Inception   Since Inception   Since Inception
                                                         of Class A and C     of Class B        of Class Q
                                       1 Year   5 Year       11/28/94          05/31/95          08/31/95
                                       ------   ------       --------          --------          --------
Including Sales Charge:
  Class A (1)                          -6.26%    5.85%         5.27%               --                --
  Class B (2)                          -6.14%    6.27%           --              6.23%               --
  Class C (3)                          -2.18%    6.58%         5.42%               --                --
Excluding Sales Charge:
  Class A                              -0.55%    7.12%         6.33%               --                --
  Class B                              -1.20%    6.58%           --              6.37%               --
  Class C                              -1.19%    6.58%         5.42%               --                --
  Class Q                              -0.36%    7.60%           --                --              6.33%
MSCI EMF Index(6)                      -8.81%   -2.37%        -4.66%(4)         -2.95%(5)         -3.12%

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(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.
(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 2%, respectively, for the 1 year, 5 year and since inception returns.
(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.
(4)  Since inception performance for the index is shown from 12/01/94.
(5)  Since inception performance for the index is shown from 06/01/95.
(6) The MSCI Emerging Markets Free (EMF) Index is comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

Based on a $10,000 initial investment, the graphs and table above illustrate the total return of Pilgrim Emerging Countries Fund against the MSCI EMF Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

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
The views expressed in this report reflect those of the portfolio manager, only through October 31, 2000. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

5. Effective immediately, the following disclosure will supplement the disclosure under "FINANCIAL HIGHLIGHTS" on pages D-9 and D-10 of the Proxy Statement/Prospectus:

PILGRIM EMERGING COUNTRIES FUND                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The four months ended October 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                 CLASS A             CLASS B             CLASS C             CLASS Q
                                            -----------------   -----------------   -----------------   -----------------
                                            FOUR MONTHS ENDED   FOUR MONTHS ENDED   FOUR MONTHS ENDED   FOUR MONTHS ENDED
                                               OCTOBER 31,         OCTOBER 31,         OCTOBER 31,         OCTOBER 31,
                                                2000(4)(5)          2000(4)(5)          2000(4)(5)          2000(4)(5)
                                            -----------------   -----------------   -----------------   -----------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period   $         20.17               20.30               19.56               20.74
  Income from investment operations:
  Net investment income (loss)           $         (0.24)              (0.23)              (0.22)              (0.27)
  Net realized and unrealized gain
  (loss) on investments                  $         (3.60)              (3.66)              (3.53)              (3.66)
  Total from investment operations       $         (3.84)              (3.89)              (3.75)              (3.93)
  Less distributions from:
  Net investment income                  $            --                  --                  --                  --
  Net realized gains on investments      $            --                  --                  --                  --
  Total distributions                    $            --                  --                  --                  --
  Net asset value, end of period         $         16.33               16.41               15.81               16.81
  TOTAL RETURN:(1)                       %        (19.04)             (19.16)             (19.17)             (18.95)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)      $        59,541              22,707              22,456              88,894
  Ratios to average net assets:
  Net expenses after expense
  reimbursement(2)(3)                    %          2.23                2.98                2.98                2.13
  Gross expenses prior to expense
  reimbursement(2)                       %          2.38                3.12                3.09                2.28
  Net investment income (loss) after
  expense reimbursement(2)(3)            %         (1.31)              (1.01)              (0.95)              (1.21)
  Portfolio turnover                     %            94                  94                  94                  94

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1.   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
2.   Annualized for periods less than one year.
3. The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, Inc. within three years.
4. Effective October 1, 2000, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
5.   The Fund changed its fiscal year-end from June 30 to October 31.

                * * * * * * * * * * * * * * * * * * * * * * * * *

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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